UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2015 (August 3, 2015)

GENCO SHIPPING & TRADING LIMITED
(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-33393	98-043-9758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 12th Floor New York, NY (Address of Principal Executive Offices)	10171 (Zip Code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Genco Shipping & Trading Limited (the “Company”), dated August 4, 2015, reporting the Company’s financial results for the second quarter ended June 30, 2015.

The information set forth under “Item 2.02 Results of Operations and Financial Condition,” including  Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On August 3, 2015, the Company’s subsidiary Baltic Trading Limited (“Baltic Trading”) entered into Amendment No. 2 (the “Amendment”) to the Senior Secured Credit Agreement, dated as of December 31, 2014 (as previously amended, the “$148 Million Credit Facility”), among Baltic Trading, as borrower, the lenders from time to time party thereto, Nordea Bank Finland plc, New York Branch, as administrative and security agent, and the other parties thereto.  The Amendment provides, among other things, for a procedure by which additional vessels pledged as collateral under the $148 Million Credit Facility to satisfy the collateral maintenance covenant may be released if they are no longer necessary to satisfy such covenant.  The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 hereto, and is incorporated into this report by reference.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 dated as of July 14, 2015, to Up to 148,000,000 Senior Secured Credit Agreement dated December 31, 2014, by and among Baltic Trading Limited as Borrower, various lenders listed on Schedule I as Lenders, Nordea Bank Finland PLC, New York Branch as Administrative Agent and Security Agent, Nordea Bank Finland PLC, New York Branch and Skandinaviska Enskilda Banken AB (PUBL) as Mandated Lead Arrangers, and Nordea Bank Finland plc, New York Branch as Bookrunner.

99.1	Press Release dated August 4, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE: August 4, 2015

/s/ John C. Wobensmith
John C. Wobensmith
President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 dated as of July 14, 2015, to Up to 148,000,000 Senior Secured Credit Agreement dated December 31, 2014, by and among Baltic Trading Limited as Borrower, various lenders listed on Schedule I as Lenders, Nordea Bank Finland PLC, New York Branch as Administrative Agent and Security Agent, Nordea Bank Finland PLC, New York Branch and Skandinaviska Enskilda Banken AB (PUBL) as Mandated Lead Arrangers, and Nordea Bank Finland plc, New York Branch as Bookrunner.

99.1	Press Release dated August 4, 2015.